SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

AURORA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40143	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 North Audly Street
London W1K 6LX
United Kingdom	W1K 6LX
(Address of principal executive offices)	(Zip Code)

+44 (0)20 3931 9785

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-qurter of one redeemable warrant	AURC	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the units	AURCS	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AURCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 8, 2021, Aurora Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 22,000,000 units (the “Units”). A copy of the press releases that were released at pricing and closing are attached as Exhibit 99.1 and Exhibit 99.2 hereto and incorporated by reference herein. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-quarter of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $220,000,000. The Company granted the underwriters a 45-day option to purchase up to 3,300,000 additional Units to cover over-allotments, if any.

Concurrently with the closing of the offering, the Company closed two separate private placements with its sponsor, Novator Capital Sponsor Ltd., and certain executive officers and directors of the Company, generating $41,400,000 in additional gross proceeds, including 3,500,000 Units at a price of $10.00 per Unit, for gross proceeds of $35,000,000 and 4,266,667 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant, for gross proceeds of $6,400,000.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated March 3, 2021.
99.2	Press Release, dated March 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2020	AURORA ACQUISITION CORP.

	By:	/s/ Arnaud Massenet
	Name:	Arnaud Massenet
	Title:	Chief Executive Officer